UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       July 27, 2004

RENAL CARE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27640	62-1622383

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2525 West End Avenue
Suite 600
Nashville, TN 37203
(Address of Principal Executive Offices, including Zip Code)

(615) 345-5500
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 EARNINGS RELEASE

Item 12. Results of Operations and Financial Condition

     On July 27, 2004, Renal Care Group, Inc. issued a press release reporting on its financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

     The information, including the exhibits attached hereto, in this current report on Form 8-K is being “furnished” and will not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report will not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as we may otherwise expressly state in any such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.
	By:	/s/ David M. Dill
David M. Dill
Dated: July 28, 2004		Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated July 27, 2004